UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

UAL CORPORATION

UNITED AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-06033	36-2675207
Delaware	001-11355	36-2675206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

77 W. Wacker Drive, Chicago, IL	60601
(Address of principal executive offices)	(Zip Code)

(312) 997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed in its Current Report on Form 8-K filed on January 15, 2010, United Air Lines, Inc. (“United”) completed two private offerings on January 15, 2010 (the “Offerings”) consisting of $500,000,000 aggregate principal amount of 9.875% Senior Secured Notes due 2013 (the “Senior Secured Notes”) and $200,000,000 aggregate principal amount of 12.000% Senior Second Lien Notes due 2013 (the “Second Lien Notes” and, together with the Senior Secured Notes, the “Notes”). The Notes were sold only to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons in accordance with Regulation S under the Securities Act. The proceeds from the Offerings were deposited into an escrow account pending the satisfaction of certain conditions (the “Escrow Conditions”), including the perfection of United’s interest in the collateral securing its obligation under the Notes in favor of the collateral trustee.

On April 19, 2010, United satisfied the Escrow Conditions and the proceeds from the Offerings were released from escrow. In addition, United entered into the Priority Lien Security Agreement, dated as of April 19, 2010 (the “Priority Lien Security Agreement”), between United and Wilmington Trust FSB, as collateral trustee (the “Collateral Trustee”), and the Junior Lien Security Agreement, dated as of April 19, 2010 (the “Junior Lien Security Agreement” and, together with the Priority Lien Security Agreement, the “Security Agreements”), between United and the Collateral Trustee, perfecting its interest in the collateral securing United’s obligations under the Notes in favor of the Collateral Trustee.

The foregoing descriptions of the Security Agreements are qualified in their entirety by reference to those agreements.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1*	Priority Lien Security Agreement, dated as of April 19, 2010, between United Air Lines, Inc. and Wilmington Trust FSB, as collateral trustee

4.2*	Junior Lien Security Agreement, dated as of April 19, 2010, between United Air Lines, Inc. and Wilmington Trust FSB, as collateral trustee

*	Filed herewith electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UAL CORPORATION UNITED AIRLINES, INC.

By:	/s/ Kathryn A. Mikells
Name:	Kathryn A. Mikells
Title:	Executive Vice President and
Chief Financial Officer

Date: April 19, 2010

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Priority Lien Security Agreement, dated as of April 19, 2010, between United Air Lines, Inc. and Wilmington Trust FSB, as collateral trustee

4.2*	Junior Lien Security Agreement, dated as of April 19, 2010, between United Air Lines, Inc. and Wilmington Trust FSB, as collateral trustee

*	Filed herewith electronically